SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 16, 1999



                              PP&L RESOURCES, INC.
                              --------------------
              (Exact Name of Registrant as Specified in Its Charter)


            Pennsylvania              1-11459                23-2758192
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    State or other jurisdiction	    (Commission	           (IRS Employer
         of Incorporation)          File Number)         Identification No.)


           Two North Ninth Street, Allentown, Pennsylvania 18101-1179
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                  (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code:  (610) 774-5151
                                                            --------------

        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS
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	The following text is from a news release of December 16, 1999, relating to PP&L Resources, Inc.'s earnings forecast:


PP&L RESOURCES REVISED 1999 EARNINGS FORECAST: 13 PERCENT INCREASE OVER 1998;
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BASED ON 2000 FORECAST, EARNINGS PER SHARE TO INCREASE BY 28 PERCENT OVER TWO
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YEARS
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	PP&L Resources, Inc. (NYSE: PPL) said Thursday (12/16) that it expects 1999 adjusted earnings of between $2.30 and $2.35 per share, an increase over its previous forecast of $2.15 per share. The current forecast reflects an increase of up to 13 percent over adjusted earnings per share of $2.07 for 1998.

	In a conference call with financial analysts Thursday, William F. Hecht, chairman, president and chief executive officer, also announced that earnings for the year 2000 are expected to be $2.65 per share, which would represent an increase of more than 28 percent since 1998.

	"This dramatic ongoing improvement in earnings per share is further, concrete, evidence that our integrated corporate strategy is bearing fruit in the more competitive and more global energy business," said Hecht.

	"Our integrated strategy to market competitively priced energy in key U.S. markets, to be a major wholesale energy supplier and to operate high quality energy delivery businesses around the world clearly is building value for our shareowners," said Hecht. "We also are providing tremendous value to energy distribution customers in the United States as well as those in the United Kingdom and Latin America -- the focus area of our international operations."

	An important component of the company's U.S. energy sales strategy is the acquisition of power plants in key markets. The company has commitments to build or acquire generating capacity in the next several years and will increase its holdings by about 50 percent to 12,000 megawatts. Hecht said the company plans to grow its generation holdings to about 20,000 megawatts within the next five years.

	Hecht said that the earnings forecast of $2.65 per share for 2000 is a 20-cent increase over the previous forecast for next year and a 13 percent to 15 percent increase over the current forecast for 1999.

	"This remarkable improvement in earnings per share is exactly the kind of growth that we envisioned when we so actively supported dramatic changes in the rules that govern the electricity business in the United States," said Hecht.

	Contributing to expected earnings growth are:

 . Higher electric sales and revenues resulting from the company's successful retail marketing activities and lower-than-expected loss of customer load as the result of competition in the Pennsylvania electric generation market.

 .  Improved wholesale energy marketing and trading margins.

 . The expiration of a one-year 4 percent rate reduction for the company's Pennsylvania electricity delivery customers.

 . Strong performance of the company's international operations, particularly the distribution company in the United Kingdom.

 .  Reduced operation and maintenance expenses.

 .  Reduced fuel costs.

 .  Lower taxes.

	The company also expects one-time items to boost its as-reported 1999 earnings to between $2.70 and $2.75 per share, the highest level in its history, Hecht said. The one-time items include a gain from the sale of a company power plant in Sunbury, Pa., and savings that result from the securitization of the company's competition transition costs. Hecht said the projected as-reported 1999 earnings per share excludes the gain on the sale of a portion of the company's electricity utility business -- SWEB, now renamed Western Power Distribution (WPD) -- in the United Kingdom.

	Hecht further noted that the company is "on target" to complete its acquisition of 1,315 megawatts of electric generating capacity from Montana Power Co. within the next few days. The planned acquisition of approximately 1,000 additional megawatts of electric generating capacity in Montana is expected to be completed in the first quarter of 2000, Hecht said.

	He also said the company expects that the effects of the recent price reductions in the company's United Kingdom electricity delivery business will be offset by cost reductions, revenue enhancements and a one-time write-down associated with the valuation of its remaining investment in WPD.

	The company also has completed the purchase of an additional 10 percent interest in Emel, an electricity distribution holding company based in Santiago, Chile. With this additional $23 million investment, PP&L Resources now owns 95 percent of that company and 85 percent of the Chilean affiliates. This operation is contributing positively to PP&L Resources earnings today, Hecht said.

	The improvement in the earnings forecast is expected to be well-received by the investment community. "With the current earnings outlook, we will look closely at the level of the common stock dividend going forward," said Hecht.

	Based in Allentown, Pa., PP&L Resources is a Fortune 500 company that delivers electricity and natural gas to more than 1.3 million customers in Pennsylvania; sells wholesale and retail energy in more than 30 U.S. states and Canada; generates electricity at power plants in Pennsylvania and Maine; delivers electricity to 1.4 million customers in southwest Britain; and delivers electricity to more than 800,000 customers in Chile, Bolivia and El Salvador.

	Certain statements contained in this news release, including statements with respect to future earnings, revenues, expenses, dividends, performance and financial results of domestic and foreign subsidiaries, energy margins, wholesale and retail marketing results, retail electric load, fuel costs, taxes and generating capacity, and other statements which are statements of other than historical facts, are "forward-looking statements" within the meaning of the federal securities laws. Although PP&L Resources believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to have been correct. These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. In addition to the factors discussed above, the following are among the important factors that could cause actual results to differ materially from the forward-looking statements: state and federal regulatory developments; new state or federal legislation; national or regional economic conditions; market demand and prices for energy, capacity and fuel; weather variations affecting customer energy usage; competition in retail and wholesale power markets; the effect of any business or industry restructuring; PP&L Resources' and PP&L, Inc.'s profitability and liquidity; new accounting requirements or new interpretations or applications of existing requirements; operating performance of plants and other facilities; environmental conditions and requirements; system conditions (including actual results in achieving Year 2000 compliance by PP&L Resources, its subsidiaries and others) and operating costs; performance of new ventures; political, regulatory or economic conditions in foreign countries where PP&L Global makes investments; foreign exchange rates; and PP&L Resources' and PP&L, Inc.'s commitments and liabilities. Any such forward-looking statements should be considered in light of such important factors and in conjunction with PP&L Resources'
1998 Form 10-K and interim quarterly reports on file with the SEC. New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for PP&L Resources to predict all of such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement.
Any forward-looking statement speaks only as of the date on which such statement is made, and PP&L Resources undertakes no obligation to update the information contained in such statement to reflect subsequent developments or information.

                                    SIGNATURE
                                    ---------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PP&L RESOURCES, INC.


Date: December 16, 1999			    By: /s/ John R. Biggar
                                               -----------------------------
                                                 John R. Biggar
     						 Senior Vice President and
                                                 Chief Financial Officer